IVY FUNDS
Delaware Ivy Accumulative Fund
(formerly, Ivy Accumulative Fund)
Delaware Ivy Wilshire Global Allocation Fund
(formerly, Ivy Wilshire Global Allocation Fund)
(each, a “Fund” and together, the “Funds”)
Supplement to each Fund’s Statutory Prospectus (each, a “Prospectus”)
and Statement of Additional Information (the “SAI”) dated October 28, 2021

As noted in the supplement dated September 14, 2021, the Board of Trustees of the Ivy Funds (Board) approved the appointment of a portfolio manager team of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Funds’ investment advisor, and applicable investment strategy changes for Delaware Ivy Accumulative Fund to take effect on or about November 15, 2021 (Effective Date).  In addition, as noted in the supplement dated September 16, 2021, Wilshire Advisors LLC, the Fund’s current sub-advisor, will be solely primarily responsible for the day-to-day portfolio management of the Fund’s investments as of the Effective Date.
The investment strategy changes, if applicable, may result in higher portfolio turnover in the near term, as the new portfolio management teams purchase and sell securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause a Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Consistent with these changes, until the Effective Date:
Delaware Ivy Accumulative Fund
The following information replaces the information in the section of the Prospectus entitled “Fund summary — What are the Fund’s principal investment strategies?”:
Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of U.S. companies that the Manager considers to be high quality growth companies with an attractive long-term investment potential, the risks of which are, in the Manager’s opinion, consistent with the Fund’s objective. The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager’s opinion, the revenue, earnings and/or cash flow of the company are likely to grow meaningfully faster than the economy. The Fund may invest in companies of any size, and of any industry, but the Manager will generally emphasize large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition).
In selecting securities for the Fund, the Manager begins its investment process by screening companies having a market capitalization within the Russell 3000 Growth Index based on market capitalization, liquidity and acceptable internal financial leverage requirements, and then primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks companies that are growing faster than the market and the overall economy, whose capital requirements are generated organically, and that have a history or potential for industry leading profitability.
Position sizes are determined primarily by company-specific factors. These factors include the issuer’s top-line growth, margin structure, return profile, cash flow generation, capital structure, capital intensity, sustainable competitive position, management competency and valuation. Other items considered include the total addressable market, sector and industry growth rates, and the variability and duration of the market’s growth. The security’s contribution to the overall risk profile of the Fund is also evaluated. The Fund typically holds a limited number of stocks (generally 35 to 50).
Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
Generally, in determining whether to sell a security, the Manager considers many factors, which may include management execution issues, valuation exceeding an acceptable price level, changes in economic or market factors in general or with respect to a particular industry or sector; changes in the market trends or other factors affecting an individual security; and changes in the relative market performance or its belief in the appreciation possibilities offered by individual securities. The Manager also may sell a security due to changes in its competitive landscape, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The following information replaces the information in the section of the Prospectus entitled “Fund summary — What are the principal risks of investing in the Fund?”:
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Consumer discretionary sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the consumer discretionary and related sectors and may fluctuate more widely than that of a fund that invests in a broad range of sectors.
Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.
Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.
Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.
Information technology sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the information technology and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as consumer discretionary and information technology) will decline because of changing expectations for the performance of that industry or sector.
Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.
The following information replaces the information in the section of the Prospectus entitled “Fund summary — Who manages the Fund?”:
Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)
Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gustaf C. Zinn, CFA	Senior Vice President, Portfolio Manager	December 2018

John P. Bichelmeyer, CFA	Senior Vice President, Portfolio Manager	December 2018
Sub-advisors
Macquarie Funds Management Hong Kong Limited (MFMHKL)
Macquarie Investment Management Global Limited (MIMGL)
The following information replaces the information in the section of the Prospectus entitled “How we manage the Fund — Our principal investment strategies”:
The Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies, that the Manager considers to be high quality growth companies with an attractive long-term investment potential, the risks of which are, in the Manager’s opinion, consistent with the Fund’s objective. The Fund will invest primarily in growth-oriented companies, which may include companies that are offered in initial public offerings (IPOs). A stock has growth potential if, in the Manager’s opinion, the revenue, earnings and/or cash flow of the company are likely to grow meaningfully faster than the economy. The Fund may invest in companies of any size, and of any industry, but the Manager will generally emphasize large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition). There is no guarantee, however, that the Fund will achieve its objective.
In selecting securities for the Fund, the Manager begins its investment process by screening companies having a market capitalization within the Russell 3000 Growth Index based on market capitalization, liquidity and acceptable internal financial leverage requirements, and then primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks companies that are growing faster than the market and the overall economy, whose capital requirements are generated organically, and that have a history or potential for industry leading profitability.
Position sizes are determined primarily by company-specific factors. These factors include the issuer’s top-line growth, margin structure, return profile, cash flow generation, capital structure, capital intensity, sustainable competitive position, management competency and valuation. Other items considered include the total addressable market, sector and industry growth rates, and the variability and duration of the market’s growth. The security’s contribution to the overall risk profile of the Fund is also evaluated. The Fund typically holds a limited number of stocks (generally 35 to 50).
The Fund may invest not more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund may use forward currency contracts in an effort to manage foreign currency exposure.
Generally, in determining whether to sell a security, the Manager considers many factors, which may include management execution issues, valuation exceeding an acceptable price level, changes in economic or market factors in general or with respect to a particular industry or sector; changes in the market trends or other factors affecting an individual security; and changes in the relative market performance or its belief in the appreciation possibilities offered by individual securities. The Manager also may sell a security due to changes in its competitive landscape, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which the Manager believes are comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.
The following information replaces the information in the sections of the Prospectus entitled “How we manage the Fund — The securities in which the Fund typically invests,” “How we manage the Fund — Other investment strategies,” and “How we manage the Fund — The risks of investing in the Fund”:

Additional Investment Considerations
The objective and investment policies of the Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in the Fund’s objective.
Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.
To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager’s skill, in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that the Fund will achieve its objective.
The Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of the Fund.
Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.
The Fund may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target of the securities in the Fund's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that the Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.
The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager may invest a portion of the Fund's assets in cash or cash equivalents if the Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund's investment objective, strategies and policies, or for other reasons.
Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.
Other investment strategies
Borrowing from banks
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objectives. The Fund will not borrow money in excess of one-third of the value of its total assets.
Purchasing securities on a when-issued or delayed-delivery basis
The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
Temporary defensive positions
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objectives.
The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Principal Risks. An investment in Delaware Ivy Accumulative Fund is subject to various risks, including the following:
Consumer discretionary sector risk
The Fund currently invests a significant portion of its assets in the consumer discretionary sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Many companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer. As such, the success of these companies is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income levels, as well as consumer preferences and tastes, social trends and marketing campaigns. Companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer propensity to spend can also affect the demand for, and success of, consumer products and services in the marketplace.
Foreign risk
Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.
Other factors that can affect the value of the Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the U.S. and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.
Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.
European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.
The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.
The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.
North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have implications for trade among the U.S., Mexico and Canada, any of which may result in additional volatility in the region. In particular, the U.S. recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by the Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund when investing in this region.
Growth stock risk
Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
Limited number of securities risk
If the Fund typically holds a small number of stocks, or if the Fund’s portfolio manager(s) tends to invest a significant portion of the Fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio managers invested a greater portion of the Fund’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.
Information technology sector risk
Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
Large-capitalization company risk
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
Market risk
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the U.S. government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.
The value of assets or income from the Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-

existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Industry and sector risk
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.
Small- and mid-market capitalization company risk
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
Liquidity risk
Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.
IBOR risk
The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Active management and selection risk

The Manager applies the Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.
Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Accumulative Fund may be subject to other, non-principal risks, including the following:
Derivatives risk
A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivative position is closed.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.
Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.
Swap instruments may shift the Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.
Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.
There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.
The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.
The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.
Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains.
In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the CFTC and National Futures Association (NFA) rules.
Complying with those de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund’s investment strategies. Although the Manager believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Fund’s ability to trade derivatives. Also, the Fund’s ability to use certain derivative instruments may be limited by tax considerations.
Foreign currency exchange transactions and forward foreign currency contracts risk

The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
Initial public offering risk
Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on the Fund also is likely to decline as the Fund grows.
Redemption risk
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Securities lending risk
Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.
The following information replaces the information in the section of the Prospectus entitled “Who manages the Fund — Portfolio manager”:
Gustaf C. Zinn and John P. Bichelmeyer are primarily responsible for the day-to-day portfolio management of the Fund.
Gus C. Zinn, CFA Senior Vice President, Portfolio Manager
Gus C. Zinn is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1998 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since 2006. He had served as assistant portfolio manager for funds managed by IICO since July 2003, in addition to his duties as a research analyst. He earned a bachelor’s degree and a master’s degree in finance from the University of Wisconsin-Madison.
John Bichelmeyer, CFA Senior Vice President, Portfolio Manager
John Bichelmeyer is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset

Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in May 2015 as a portfolio manager. Prior to joining IICO, he had served as a portfolio manager for Kornitzer Capital Management since 2007. He earned a bachelor’s degree in finance from Creighton University.
Delaware Ivy Wilshire Global Allocation Fund
The following information is added to the section of the Prospectus entitled “Fund summary — What are the Fund’s principal investment strategies?”:
In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.
The following information replaces the information in the section of the Prospectus entitled “Fund summary — Who manages the Fund?”:
Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)
Portfolio managers	Title with Delaware Management Company	Start date on the Fund
F. Chace Brundige, CFA	Senior Vice President, Portfolio Manager	January 2018
W. Jeffery Surles, CFA	Senior Vice President, Portfolio Manager	February 2018
Sub-advisor
Wilshire Advisors LLC (Wilshire)
Portfolio managers	Title with Wilshire	Start date on the Fund
Nathan Palmer, CFA	Managing Director, Portfolio Manager	January 2018
Anthony Wicklund, CFA, CAIA	Managing Director, Portfolio Manager	January 2018

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)
Macquarie Investment Management Europe Limited (MIMEL)
Macquarie Investment Management Global Limited (MIMGL)
The following information is added to the section of the Prospectus entitled “How we manage the Fund — Our principal investment strategies”:
When Wilshire believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Wilshire believes are of comparable high quality. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
The Predecessor Fund changed its principal investment strategies to operate as a fund-of-funds beginning on May 18, 2017. Prior to that date, the Predecessor Fund invested in, among other investments, private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restriction. Restricted securities, including private placements, are securities that are subject to legal or contractual restrictions on resale.
Restricted securities generally are less liquid than securities that are not subject to such restrictions, and such securities may be difficult to resell because there can be no assurance that a ready market for resale exists at any given time. The Fund currently has no further intention to purchase additional restricted securities and private placements and will seek to sell its holdings of such securities in accordance with its principal investment strategies. However, the Fund nevertheless will continue to hold such securities in its portfolio until such time as they can be disposed under terms that are considered in the best interest of shareholders given their limited market for resale. The Manager will continue to manage the Fund’s investments in restricted securities and private placements during that transition, even as Wilshire manages the Fund’s investments in Underlying Affiliated Funds.
In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.
The following risk factor is added to the section of the Prospectus entitled “How we manage the Fund — The risks of investing in the Fund — Non-Principal Risks”:

Restricted securities risk
Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the 1933 Act. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.
The following information replaces the first sentence in the section of the Prospectus entitled “Who manages the Fund — Sub-advisor”:
Sub-advisors
Wilshire Advisors LLC
Wilshire Advisors LLC (Wilshire), a registered investment adviser located at 1299 Ocean Avenue, Santa Monica, California, 90401, serves as the investment sub-advisor to, and as such provides investment advice to, and generally conducts the investment management program for, the Delaware Ivy Wilshire Global Allocation Fund pursuant to an agreement with the Manager. Wilshire provides the aforementioned services only with respect to the Multi-Asset Segment of the Delaware Ivy Wilshire Global Allocation Fund (and not for, without limitation, the Private Equity Segment or the Fund’s cash on hand). Founded in 1972, Wilshire advises on over $1.2 trillion in assets and manages $93 billion in assets.
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2021, MIM managed more than $360.8 billion in assets for institutional and individual clients. MIMAK is primarily responsible for the day-to-day management of the Funds' portfolios. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. In addition, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Funds.
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of each Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.
Macquarie Investment Management Global Limited
Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of each Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.
Macquarie Funds Management Hong Kong Limited

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.
A discussion of the basis for the Board's approval of each sub-advisory contract will be available in a future report to shareholders.
The following information replaces the first sentence in the section of the Prospectus entitled “Who manages the Fund — Portfolio managers”:
F. Chace Brundige and W. Jeffery Surles of the Manager are primarily responsible for the day-to-day portfolio management of the Fund’s investments in restricted securities and private placements (the “Private Equity Segment”) and the Fund’s cash on hand. Nathan Palmer and Anthony Wicklund of Wilshire are primarily responsible for the day-to-day portfolio management of the Fund’s investments in the Multi-Asset Segment (comprised of the Underlying Affiliated Funds).
F. Chace Brundige, CFA Senior Vice President, Portfolio Manager
F. Chace Brundige is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. In 2003, he joined IICO as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by IICO (or its affiliates) in February 2006 and became co-portfolio manager of the Predecessor Fund in 2014. He holds a bachelor’s degree in finance from Kansas State University and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.
W. Jeffery Surles, CFA Senior Vice President, Portfolio Manager
W. Jeffery Surles is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2007 initially serving as an investment analyst and became co-portfolio manager of the Fund in 2018. He earned a bachelor’s degree from Vanderbilt University, and an MBA from the University of Wisconsin.
The following information replaces the first paragraph in the section of the SAI entitled “Organization and Classification”:
This SAI describes the Funds, which are series of the Trust. The Funds offer Class A, Class B, and Class C shares (the “Retail Classes”). In addition, each Fund offers Class I and Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Wilshire Advisors LLC (“Wilshire”), serves as a sub-advisor to Delaware Ivy Wilshire Global Allocation Fund. In addition, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to certain of the Funds as described under Investment Manager and Other Service Providers.  For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include Wilshire, as applicable, for Delaware Ivy Wilshire Global Allocation Fund.

The following information replaces the information in the section of the SAI entitled “Proxy Voting Policy”:
The Funds have delegated all proxy voting responsibilities to the Manager. The Manager has established guidelines that reflect what it believes are desirable principles of corporate governance.
Listed below are several reoccurring issues and the Manager’s corresponding positions.
Board of Directors Issues:
The Manager generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.
The Manager generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
The Manager generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. The Manager will support such protection so long as it does not exceed reasonable standards.
The Manager generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
The Manager generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
The Manager generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
The Manager generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
The Manager generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
The Manager generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
The Manager generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
The Manager generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.
Conflicts of Interest Between the Manager and the Trust:

The Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
Identifying Conflicts of Interest: The Manager will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. The Manager will review the following three general categories with respect to any proxy voting matter to determine if there is a potential conflict:
• Business Relationships ‑ The Manager will review any business relationships for a material conflict where the Manager provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Manager has determined that the Manager (or an affiliate) otherwise has a similar significant relationship with a third party.

• Personal Relationships ‑ The Manager will review any personal relationships where it (or an affiliate) has a known personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  • Familial Relationships ‑ The Manager will review any family relationships where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Manager (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Manager. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Manager or the Director of Research also will review all known relationships of portfolio managers and senior management for potential conflicts. The Manager will designate an individual or committee to review all proxies to be voted by the Manager on behalf of the Funds and identify any potential conflicts of interest on an ongoing basis.

Determining “Material Conflicts”: The Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Manager will determine materiality based on the reasonable likelihood that the relationship, in the particular context, could be viewed as important by the average shareholder.
Procedures to Address Material Conflicts: The Manager will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”
• Use a Proxy Voting Service for Specific Proposals ‑ As a primary means of voting material conflicts, the Manager will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

• Use a Predetermined Voting Policy ‑ If no directives are provided by an independent proxy voting service, the Manager may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established therein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and the Manager uses this method, the Manager will not be permitted to vary from the established voting policies established therein.
• Seek Board Guidance ‑ Finally, if the Material Conflict does not fall within one of the situations referenced above, the Manager may seek guidance from the Board on voting the proxy for such matters. Under this method, the Manager will disclose the nature of the conflict to the Board (or a committee of the Board consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain the Board’s consent or direction to vote the proxies.

Proxy Voting Record

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2021, is available without charge at ivyinvestments.com, and on the SEC’s website at sec.gov.
The following information replaces the second paragraph and the chart that follows it in the section of the SAI entitled “Investment Manager and Other Service Providers — Sub-Advisors — Wilshire Advisors LLC (Wilshire)”:
For its services, the Manager pays to Wilshire an annual fee based on the net assets of the Multi-Asset Segment.1 The amount of the annual fee is set forth in the following schedule:

Fee Payable to Wilshire as a Percentage of the Multi-Asset Segment[1] Net Assets
Delaware Ivy Wilshire Global Allocation Fund	0.06% of net assets up to $500 million
0.05% of net assets over $500 million and up to $1 billion
0.04% of net assets over $1 billion and up to $2 billion
0.03% of net assets over $2 billion
1 Defined as the multi-asset segment of the Fund that is managed by Wilshire. Does not include assets contained within the Private Equity Segment but, for purposes of this section relating to payments to Wilshire, does include the Fund’s cash on hand.
The following information replaces the fifth paragraph in the section of the SAI entitled “Investment Manager and Other Service Providers — Sub-Advisors — Wilshire Advisors LLC (Wilshire)”:
The Manager has also entered into sub-advisory agreements on behalf of certain of the Funds, as described below, with MIMAK, MIMEL, MIMGL, and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).
MIMAK, which provides services for the Delaware Ivy Accumulative Fund only and located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2021, MIM managed more than $360.8 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Funds, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK’s specialized market knowledge.
MIMEL, which provides services for the Delaware Ivy Accumulative Fund only and located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Funds, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.
The following information replaces the information in the section of the SAI entitled “Portfolio Managers — I. Delaware Management Company”:
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of June 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
John P. Bichelmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 1	$1,992.4 million $0 $3.3 million	0 0 0	$0 $0 $0
F. Chace Brundige Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	21* 0 0	$7,949.1 million $0 $0	0 0 0	$0 $0 $0
W. Jeffery Surles Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	21* 0 0	$7,949.1 million $0 $0	0 0 0	$0 $0 $0
Gustaf C. Zinn Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 3	$1,992.4 million $0 $62.1 million	0 0 0	$0 $0 $0
*  For four of these accounts, the portfolio manager is responsible for only a portion of the assets managed.
Description of Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Manager seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. The Manager seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to the Manager’s Allocation Procedures.

The Manager and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation Structure
The Manager believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, the Manager reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc.  Executive management of the Manager is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure, summarized below; and c) eligibility in a long-term incentive plan that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a certain set schedule, depending on the type of award granted.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the portfolio. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by the Manager, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by the Manager, the Manager’s 401(k) plan offers certain mutual funds managed by the Manager as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.
Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all the Manager employees.
Ownership of Securities
As of June 30, 2021, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
John P. Bichelmeyer	Delaware Ivy Accumulative Fund	$100,001-$500,000
Gustaf C. Zinn	Delaware Ivy Accumulative Fund	$500,001-$1 million
1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

The following information replaces the information in the section of the SAI entitled “Redemption and Exchange — Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios — Class I Share Exchanges”:

Class I Share Exchanges
Class I shares of a Delaware Fund may be exchanged for Class I shares of any other fund within the Delaware Funds that offers Class I shares, or for Class A shares of Delaware Ivy Cash Management Fund or Delaware Ivy Government Money Market Fund.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.
Please keep this Supplement for future reference.
This Supplement is dated October 28, 2021.